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                                                                    EXHIBIT 99.6


                              AMENDED AND RESTATED
                           EMPLOYEE BENEFITS AGREEMENT

         THIS AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT (this "Agreement") is made and entered into this 23rd day of April 2001 (the "Effective Date"), by and between The Williams Companies, Inc., a Delaware corporation ("Williams"), and Williams Communications Group, Inc., a Delaware corporation ("Communications"). The parties to this Agreement are collectively referred to as the "Parties", and singularly as a "Party".

         WHEREAS, the Parties entered into an Employee Benefits Agreement dated September 30, 1999, in conjunction with the initial public offering of Communications (the "Prior Agreement");

         WHEREAS, Williams plans to spin-off a portion of the issued and outstanding Communications Class A Common Stock, par value $.01 per share, held by Williams to the shareholders of Williams (the "Spin-Off");

         WHEREAS, the Parties desire to amend and restate the Prior Agreement with respect to the Spin-Off; and

         WHEREAS, it is appropriate and desirable to set forth certain agreements that will govern certain matters relating to the Spin-Off and the conduct of business after its closing and the relationship of Williams and Communications and their respective subsidiaries following the Spin-Off,

         NOW, THEREFORE, the Parties agree, intending to be legally bound, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.01. DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble and Recitals hereof, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

         "ACTION" shall mean any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local or foreign or international Governmental Authority or any arbitration or mediation tribunal.

         "AGREEMENT" shall have the meaning ascribed to it in the Preamble.





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         "BUSINESS DAY" means any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

         "CLOSING" means the consummation of the spin-off of shares of the Class A Common Stock to the shareholders of Williams.

         "CLOSING DATE" means the date on which the Closing occurs.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the United States Treasury regulations promulgated thereunder, including any successor legislation.

         "COMMUNICATIONS ACTIVITIES" shall mean and include all business activities and lines of business conducted by any member of the Communications Group on the Closing Date that was not a member of the Williams Group at the Closing Date;

         "COMMUNICATIONS EMPLOYEES" shall mean those employees, former employees, retirees, agents, and subcontractors of the Communications Group as of Closing, except as the context otherwise specifically requires. Employees shall include employees on short and long-term disability and other leaves of absence.

         "COMMUNICATIONS GROUP" shall mean Communications and its direct and indirect subsidiaries.

         "ENERGY ACTIVITIES" shall mean and include all business activities and lines of business conducted by any member of the Williams Group on the Closing Date that was not a member of the Communications Group at the Closing Date.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "GOVERNMENTAL AUTHORITY" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory administrative or governmental authority.

         "GROUP" means the Communications Group or the Williams Group, as the context requires.

         "INFORMATION" means any Information, whether or not patentable or copyrightable in written, oral or electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototype samples, computer date, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys, memos and other materials prepared by attorneys and any other technical, financial employee or business information or data.




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         "INTERNAL REVENUE SERVICE" shall mean the United States Internal
Revenue Service.

         "LIABILITIES" shall mean any and all debts, liabilities and obligations (relating to performance or otherwise), absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any court, any governmental or other regulatory or administrative agency or commission or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking.

         "PERSON" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, governmental entity, or any other entity.

         "WILLIAMS GROUP" shall mean Williams and its direct and indirect subsidiaries except the Communications Group.


                                   ARTICLE II

                         TERMINATION OF PRIOR AGREEMENT

         2.01 TERMINATION OF PRIOR AGREEMENT. As of the Effective Date of this Agreement, the Prior Agreement is hereby terminated and the terms and conditions of this Agreement supersede those of the Prior Agreement, except for obligations arising under the Prior Agreement prior to such date.


                                   ARTICLE III

                                  BENEFIT PLANS

         3.01 PENSION PLANS. (a) A new Communications pension plan ("WCG Pension Plan") was established effective January 1, 2001. Upon Closing, Williams shall direct the trustee of the trust under the Williams Pension Plan ("Williams Trust") to transfer in cash or in kind, as agreed to by Williams and Communications, from the Williams Trust to the trustee of the trust under the WCG Pension Plan ("Communications Trust"), an amount estimated by an actuary selected by Williams to equal ninety percent (90%) of the Transfer Amount, as defined below. The "Transfer Amount" shall mean an amount equal to the present value of the accrued benefits of the Communications Employees who participated in the Williams Pension Plan ("Communications Pension Plan Participants"), as calculated by the Williams actuary in accordance with Section 414(1) of the Code and the regulations promulgated thereunder. As soon as practicable following Closing, but in no event later than one hundred eighty (180) days after Closing, Williams shall direct the trustee of the Williams Trust to transfer to the trustee of the WCG Pension Plan the excess of the Transfer Amount over the actual amount previously





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transferred, plus actual earnings or minus actual losses on such amount within the Williams Trust. The amount to be transferred shall be adjusted by any pension benefit payments made by the Williams Trust on behalf of the Communications Trust or the Communications Trust on behalf of the Williams Trust, and to reflect data corrections or the movement of employees between the Parties. In the event the amount to be transferred is a negative amount, Communications shall transfer from the Communications Trust back to the Williams Trust such amount plus actual earnings or minus actual losses within the Communications Trust from the date of the initial transfer. Upon the receipt of the Transfer Amount (i) the WCG Pension Plan shall assume the liabilities of the Williams Pension Plan for accrued benefits of Communications Pension Plan Participants, theretofore the liability of the Williams Pension Plan, (ii) neither Communications nor any member of the Communications Group shall have any liability with respect to the Williams Pension Plan, (iii) neither Williams nor any member of the Williams Group shall have any liability with respect to the accrued benefits of Communications Pension Plan Participants and (iv) Williams and the Williams Pension Plan shall retain all liabilities for accrued benefits of Williams Pension Plan participants who are not Communications Pension Plan Participants.

         (b) The calculation of the Transfer Amount by Williams shall be determinative. Williams shall provide Communications with all the documentation reasonably necessary for Communications to verify such calculation, together with a written certification of the Transfer Amount prepared by the actuary for the Williams Pension Plan Communications and Williams shall provide each other with such records and information as may be necessary or appropriate to carry out their obligations under this Section or for the purposes of administration of the WCG Pension Plan and Williams Pension Plan and they shall cooperate in the filing of documents required by the transfer of assets and liabilities described herein.

         (c) Williams shall retain the Williams Pension Plan assets and liabilities relating to Communications Employees who terminated employment prior to January 1, 2001.

         3.02 401K PLANS. (a) Communications shall establish a new 401k plan effective on or before the Closing Date. Upon commencement of the new Communications 401(k) plan, Communications shall cease to be a participating employer in any Williams 401(k) plan and Communications Employees shall cease active participation in such plans. Effective as of the Closing Date, all Communications Employees with account balances in Williams 401(k) plans shall become fully vested in such benefits. Subject to Internal Revenue Service approval, which has been requested, Communications Employees shall be eligible to request distribution of their Williams 401(k) plan benefits after the Closing Date.

         (b) Communications and Williams shall provide each other with such records and information as may be necessary or appropriate to carry out their obligations under this Section or for the purposes of administration of the Communications Plan and any Williams 401(k) Plan and they shall cooperate as necessary to effect the actions described herein.

         3.03 NON-QUALIFIED PLANS. Communications shall adopt and restate the Communications Solutions Supplemental Retirement Plan for the benefit of the Communications Employees who were, immediately prior to January 1, 2001, participating in the Williams




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Supplemental Retirement Plan or who become eligible for participation in the
Communications Supplemental Retirement Plan on or after January 1, 2001. As of the Closing, Communications shall assume and be solely responsible for the liabilities and obligations relating to the Communications Employees arising under the Williams Supplemental Retirement Plan. Williams shall retain the Williams Supplemental Retirement Plan liabilities relating to Communications Employees who terminated employment prior to January 1, 2001.

         3.04 OTHER BENEFIT PLANS. (a) Effective as of Closing, Communications shall establish medical, life and other welfare benefit plans with terms and conditions substantially comparable in all material respects to such plans and programs currently maintained by Williams. Upon Closing, all liabilities to or relating to Communications Employees shall cease to be liabilities of the Williams welfare benefit plans and shall be assumed by the corresponding Communications welfare benefit plans and programs.

(b) Williams shall retain liability under the Williams retiree medical plan for Communications Employees who retired prior to January 1, 2001 and who are eligible to participate in the Williams retiree medical plan.

(c) Except as otherwise provided herein, each Party shall retain or assume liability for their respective employees who are on short or long-term disability or other leave of absence, COBRA participants and retirees.

(d) Communications shall retain all assets and liabilities relating to or arising out of benefit plans formerly maintained by Williams Communications Solutions, LLC.


                                   ARTICLE IV

                                   INFORMATION

         4.01 EXCHANGE OF INFORMATION. (a) Each of Williams and Communications on behalf of its respective Group agrees to provide or cause to provide to the other Group at any time after the Closing as soon as reasonably practicable after written notice therefor any Information in the possession or in control of such respective Group that the requesting Party reasonably needs: (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities or tax laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative tax or other proceedings or in order to satisfy audit, accounting, claims, regulatory, litigation, tax or other similar requirements, or (iii) to comply with its obligations under this Agreement, the Prior Agreement or any similar Agreements; provided, however, if any Party determines that any such provision of Information could be commercially detrimental, violate any law or Agreement, or waive any attorney-client privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

         (b) After the Closing Date, Communications shall have access during regular business hours (as in effect from time to time) to the documents and objects of historical significance that




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relate to the Communications Activities that are located in the Williams records. Communications may obtain copies (but not originals) of documents for bona fide business purposes. Communications shall pay reasonable per hour costs for archives research services. Nothing herein should be deemed to restrict the access of any member of the Williams Group to any such documents or objects or to impose any liability on any member of the Williams Group if any such documents or objects are not maintained or preserved by Williams.

         (c) After the date hereof, (i) Communications shall maintain and effect at its own cost and expense adequate systems and controls to the extent necessary to enable members of the Williams Group to satisfy their respective reporting, accounting, audit and other obligations, and (ii) Communications shall provide or cause to be provided to Williams in such form as Williams shall request at no charge to Williams all financial and other data and information that Williams determines necessary in order to prepare Williams financial statements and reports or filings with any Governmental Authority.

         4.02 OWNERSHIP OF INFORMATION. Any Information owned by one Group that is provided to a requesting Party pursuant to this Agreement shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement should be construed as granting or conferring rights or licenses or otherwise in any such Information.

         4.03 COMPENSATION FOR PROVIDING INFORMATION. Except as otherwise provided in this Agreement, the Party requesting Information shall reimburse the other Party for the reasonable cost, if any, of creating, gathering or copying such Information, to the extent that such costs are incurred for the benefit of the requesting Party. Except as may be otherwise specifically provided elsewhere in this Agreement or any other Agreement between the Parties, such cost shall be computed in accordance with the providing Party's standard methodology and procedures.

         4.04 RECORD RETENTION. To facilitate the possible exchange of Information pursuant to this Agreement after the Closing Date, the Parties agree to use their reasonable best efforts to retain all Information in their respective possession or control in accordance with the records retention policies of Williams as in effect of the Closing Date as such may from time to time be changed. No Party will destroy or permit any of its subsidiaries to destroy any Information which the other Party may have the right to obtain pursuant to this Agreement prior to the third anniversary of the Closing Date without first using its reasonable best efforts to notify the other Party of the proposed destruction and giving the other Party the opportunity to take possession of such Information prior to such destruction; provided, however, that in the case of any Information relating to Taxes or to environmental liabilities, such period shall be extended to expiration of the applicable statute of limitations (giving effect to any extensions thereof).



         4.05 LIMITATION OF LIABILITY. No Party shall have any liability to any other Party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate in the absence of willful misconduct by the Party providing such Information. No Party shall




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have any liability to any other Party if any Information is destroyed after the reasonable best efforts by such Party to comply with the provisions of this Agreement.


         4.06 OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION. The rights and obligations granted under this Agreement are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information as set forth in any other agreement between the Parties.

         4.07 CONFIDENTIALITY. Each of the Parties hereto on behalf of itself and each member of its respective Group agrees to hold and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold in strict confidence with at least the same degree of care that applies to Williams confidential and proprietary information pursuant to policies in effect and practices in place on the Closing Date, all information concerning each other Group that is either in its possession (including Information in its possession prior to the Closing Date) or furnished by any such group or its respective directors, officers, employees, agents, accountants, counsel or other advisors and representatives at any time pursuant to this Agreement and shall not use any of such Information other than for purposes expressly permitted hereunder.

         4.08 PROTECTIVE ARRANGEMENTS. If any Party and any member of its Group either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other Party (or any other member of any other Party's Group) that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Person that receives such request may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) by lawful process of such Governmental Authority.


                                   ARTICLE IV

                               DISPUTE RESOLUTION

         5.01 In the event of a dispute under this Agreement, Williams and Communications, agree to resolve the dispute in accordance with the Dispute Resolution Procedures set forth in the Amended and Restated Separation Agreement of which this Agreement is an exhibit, and made a part hereof.



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                                   ARTICLE VI

                    FURTHER ASSURANCE AND ADDITIONAL COVENANT

         6.01 FURTHER ASSURANCES. (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the Parties hereto shall use its reasonable best efforts, prior to, on and after the Closing Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement.

         (b) Without limiting the foregoing, prior to, on and after the Closing Date, each Party hereto shall cooperate with the other Parties, and without any further consideration, but at the expense of the requesting Party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument (including any consents or governmental approvals), and to take all such other actions as such Party may reasonably be requested to take by any other Party hereto from time to time, consistent with the terms of this Agreement in order to effectuate the provisions and purposes of this Agreement and the transfers of assets and the assignment and assumption of liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each Party shall, at the reasonable request, cost and expense of any other Party, take such other actions as may be reasonably necessary to vest in such other Party good and marketable title, free and clear of any security interest, if and to the extent it is practicable to do so.

         (c) Prior to the Closing Date, if one or more of the Parties identifies any commercial or other service that is needed to assure a smooth and orderly transition of the businesses in connection with the consummation of the transactions contemplated hereby, and that is not otherwise governed by the provisions of this Agreement, the Parties shall cooperate in determining whether there is a mutually acceptable arm's-length basis on which one or more of the other Parties will provide such service.

         (d) Communications hereby assumes that portion of Williams' obligations related to Communications and its subsidiaries under both: (i) that certain agreement between Williams WPC-I, Inc. ("WPC") and The Williams Companies, Inc., dated September 21, 1998, whereby Williams compensates WPC for performances of services by WPC on behalf of Communications and its subsidiaries; and (ii) that certain agreement among Williams Risk Management L.L.C. ("WRM") and The Williams Companies, Inc., and Williams WPC-I , Inc., dated September 21, 1998, whereby Williams compensates WRM for performance of Williams' risk management obligations on behalf of Communications and its subsidiaries.



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         6.02 WAIVER OF TERMINATION RIGHTS. Each Party waives and, to the extent required to make such waivers effective, Communications shall cause the Persons comprising the Communications Group to waive and Williams shall cause the Persons comprising the Williams Group to waive, any right to terminate, cease performing under, revise unilaterally, or increase the charges in, any agreement between the Communications Group and the Williams Group as a result of any provision in such agreement that would permit such action if Williams no longer controls (through voting stock or ownership of half, a majority, or a supermajority of Communications common stock) or no longer owns (directly or indirectly through one or more subsidiaries) any Person comprising the Communications Group.


                                   ARTICLE VII

                                 EFFECTIVE DATE

         7.01 EFFECTIVE DATE: This Agreement shall become effective at the Closing.


                                  ARTICLE VIII

                             SUCCESSORS AND ASSIGNS

         8.01. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either Party hereto to any other person without the prior written consent of the other Party hereto.


                                   ARTICLE IX

                          NO THIRD-PARTY BENEFICIARIES

         9.01 NO THIRD-PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the Parties hereto any legal or equitable rights hereunder.


                                    ARTICLE X

                                ENTIRE AGREEMENT

         10.01. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.





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                                   ARTICLE XI

                                    AMENDMENT

         11.01. AMENDMENT. This Agreement may not be amended except by an instrument signed by the Parties hereto.


                                   ARTICLE XII

                                     WAIVERS

         12.01. WAIVERS. No waiver of any term shall be construed as a subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any such rights.


                                  ARTICLE XIII

                                  SEVERABILITY

         13.01. SEVERABILITY. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.


                                   ARTICLE XIV

                                    HEADINGS

         14.01. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                                   ARTICLE XV

                                     NOTICES

         15.01. NOTICES. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete: (i) if hand delivered, on the date of delivery; (ii) if by mail, on the fourth Business Day following the day of deposit in the United States mail, by certified or registered mail, postage prepaid; (iii) if sent by Federal Express or





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equivalent courier service, on the next Business Day; or (iv) if by telecopier, upon receipt by sender of confirmation of successful transmission. Such notices shall be addressed to the Parties at the following address or at such other address for a Party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

                  IF TO WILLIAMS:

                  THE WILLIAMS COMPANIES, INC.
                  ONE WILLIAMS CENTER
                  TULSA, OKLAHOMA 74172
                               ATTENTION:   GENERAL COUNSEL
                  FAX NO. 918/573-5942

                  IF TO COMMUNICATIONS:

                  WILLIAMS COMMUNICATIONS GROUP, INC.
                  ONE WILLIAMS CENTER
                  TULSA, OKLAHOMA 74172
                               ATTENTION:   GENERAL COUNSEL
                  FAX NO.: 918/573-3005


                                   ARTICLE XVI

                                  GOVERNING LAW

         16.01. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of Oklahoma, without giving effect to the principles of conflict of laws of such state or any other jurisdiction.


                                  ARTICLE XVII

                                  COUNTERPARTS

         17.01. COUNTERPARTS. This Agreement may be executed in counterparts, each of shall be an original, but all of which together shall constitute but one and the same instrument.



         IN WITNESS WHEREOF, the Parties hereto have caused this Amended and Restated Separation Agreement to be executed the day and year first written above.



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WILLIAMS COMMUNICATIONS GROUP, INC.


BY: /s/ HOWARD S. KALIKA
   --------------------------------------

NAME: Howard S. Kalika
     ------------------------------------

TITLE: Vice President
      -----------------------------------



THE WILLIAMS COMPANIES, INC.

BY: /s/ MICHAEL P. JOHNSON
   --------------------------------------

NAME: Michael P. Johnson
     ------------------------------------

TITLE: Senior Vice President
      -----------------------------------




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